UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2026

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Common stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On June 14, 2026 (U.S. time) (June 15, 2026 Australia time), Light & Wonder, Inc. (the “Company”, “we” or “our”) lodged an announcement with the Australian Securities Exchange (“Announcement”) for receipt of notice from two members of the Company’s Board of Directors, Jamie Odell (Chair) and Toni Korsanos (Vice Chair), that they intend to exercise a portion of their vested options. A copy of the Announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

The Announcement contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on our expectations as of today and are not guarantees of future performance. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially. Refer to our filings with the U.S. Securities and Exchange Commission and lodgements with the Australian Securities Exchange for further information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Announcement dated June 15, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Dated: June 15, 2026	By:	/s/ Susan Dawson
	Name:	Susan Dawson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary